UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 16, 2004

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

1.	Issuance of Series D-12 6.55% Preferred Units by Vornado Realty L.P.

On December 17, 2004, Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), through which Vornado Realty Trust (the “Company”) conducts its business, sold $20 million of Series D-12 6.55% Preferred Units of limited partnership interest (the “Series D-12 Preferred Units”) to an institutional investor in a private placement at a price of $25.00 per Series D-12 Preferred Unit. In connection with that sale, the Company, as the General Partner of the Operating Partnership, amended the agreement of limited partnership of the Operating Partnership to designate and authorize the issuance of up to 800,000 Series D-12 Preferred Units. A copy of that amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with this transaction, the Company filed with the Maryland State Department of Assessments and Taxation Articles Supplementary classifying 800,000 of the Company’s authorized preferred shares of beneficial interest as Series D-12 6.55% Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share).

2.	Public Offering of 6.625% Series G Cumulative Redeemable Preferred Shares by Vornado Realty Trust

On December 16, 2004, the Company priced $200,000,000 of 6.625% Series G Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share) at $25.00 per share, in an underwritten public offering pursuant to an effective registration statement. In connection with that pricing, the Company caused Articles Supplementary classifying the Company’s Series G 6.625% Cumulative Redeemable Preferred Shares to be executed under seal in its name and directed that the Articles Supplementary be filed with the Maryland State Department of Assessments and Taxation. Also, in connection with that pricing, the Company, as the General Partner of the Operating Partnership, amended the agreement of limited partnership of the Operating Partnership to designate and authorize the issuance to the Company of up to 230,000,000 Series G 6.625% Preferred Units of its limited partnership interests (the “Series G Preferred Units”) at a price of $25.00 per Series G Preferred Unit. A copy of that amendment is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

3.1	Twenty-Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership.

3.2	Twenty-Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)

By:	VORNADO REALTY TRUST,

Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: December 21, 2004

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EXHIBIT INDEX

3.1	Twenty-Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership.

3.2	Twenty-Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership.

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